UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22800

IVY HIGH INCOME OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report

September 30, 2015

Ivy High Income Opportunities Fund

The Fund’s common shares are listed on the New York Stock Exchange and trade under the ticker symbol IVH

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle.

CONTENTS

Ivy High Income Opportunities Fund

2	ANNUAL REPORT	2015

PRESIDENT’S LETTER

Ivy High Income Opportunities Fund	SEPTEMBER 30, 2015 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder,

As we review the past 12 months, U.S. economic data hasn’t been as strong as we had anticipated. While various issues, from harsh winter weather to hard-landing concerns in China, have slowed growth, broad fundamentals and data points remain in expansionary territory. The U.S. economy appears headed in a positive direction.

Growth outside the U.S. has been modest, buoyed by Japan and Europe’s very aggressive monetary policies. Toward the end of the fiscal year, China surprised markets and devalued its currency by a little more than 4%. Markets sold off sharply on worries of slower growth and additional currency devaluation. Increased volatility, concerns over slower global growth and deflation fears drove risk-free interest rates sharply lower in developed-market economies.

In the U.S., the Federal Reserve (Fed) remains steadfast in stating interest rates will rise slowly, the timing of which will be data dependent. The strength of the labor market will be closely watched, given weaker job growth in September, as will the level of wage increases.

We believe the economic foundation in the U.S. remains less than robust, so it is our view that the odds of a rate increase by December are no better than even. When the Fed does implement a rate increase, we believe it should be small enough not to disrupt economic growth. The U.S. economy’s ability to maintain growth in the face of sluggish global growth is one of the key uncertainties for the months ahead. Improving U.S. jobs, very low inflation and low interest rates create a favorable environment.

While challenges remain, we do see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	9/30/15	9/30/14
S&P 500 Index	1,920.03	1,972.29
MSCI EAFE Index	1,644.40	1,846.08
10-Year Treasury Yield	2.06%	2.52%
U.S. unemployment rate	5.10%	5.90%
30-year fixed mortgage rate	3.86%	4.20%
Oil price per barrel	$45.09	$91.16

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Ivy High Income Opportunities and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2015	ANNUAL REPORT	3

MANAGEMENT DISCUSSION

Ivy High Income Opportunities Fund	(UNAUDITED)

Chad A. Gunther

Below, Chad Gunther, portfolio manager of the Ivy High Income Opportunities Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2015. Mr. Gunther has been manager of the Fund since 2014 and has 17 years industry experience.

Performance

For the 12 months ended September 30, 2015
High Income Opportunities Fund (at net asset value)	–8.76%
High Income Opportunities Fund (at share price)	–15.11%

During the fiscal year the Fund underperformed its benchmark, the BofA Merrill Lynch US High Yield Index, which returned -3.57%. Overweights in the oil field equipment services and metals & mining industries contributed most to the Fund’s underperformance. Underweights in energy exploration & production, along with overweights in the healthcare and advertising sectors, helped offset declines.

Much of the Fund’s underperformance was attributable to heightened volatility, which continued to be the name of the game in the credit markets throughout the fiscal year.

The high-yield spread over treasuries started the year at 492 basis points and widened to 706 basis points by fiscal year end, as measured by the JP Morgan High Yield Index. Most of the 214 basis points of widening came in the last four months of the fiscal year, amid developments on a number of fronts, including headlines about events in Greece, extreme volatility in Chinese markets, a devaluation of the yuan and the late-August U.S. equity market “flash crash” that saw the Dow Jones Industrial Average open down 1,000 points.

Speculation that the Federal Reserve (Fed) was preparing to finally implement its first interest rate increase since the financial crisis was another significant source of volatility, although the Fed ended up maintaining its zero-interest-rate policy due to global macroeconomic concerns and risks.

Finally, another drop in oil prices during the fourth quarter continued to weigh on the market, as oil-related companies are one of the larger sectors within the high-yield space.

At a spread of 706 basis points at fiscal year end, the high yield market finds itself at levels not seen since September 2011, when the U.S. credit quality had just been downgraded by Standard & Poor’s to AA+ and the Fed announced “operation twist” to help ease market concerns.

Outlook

With spreads and yields at close to four-year highs, we think high yield is relatively cheap when compared with other fixed income alternatives. We do expect heightened volatility to continue until a clearer picture evolves around the Fed’s interest rate liftoff, China’s growth concerns and oil prices. Our view has not changed: we think the Fed would like to normalize rates but at a very slow and measured pace. With no real inflation on the horizon and the labor market remaining fairly healthy but not robust, we believe that “lower for longer” remains the most probable outcome for Fed policy.

The investment return, price, yields, market value and net asset value (NAV) of a fund’s shares will fluctuate with market conditions. Closed-end funds frequently trade at a discount to their NAV, which may increase an investor’s risk of loss. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment. There is no assurance that the Fund will meet its investment objective.

Risk factors. The price of the Fund’s shares will fluctuate with market conditions and other factors. Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than with higher-rated bonds. Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy High Income Opportunities Fund.

4	ANNUAL REPORT	2015

PORTFOLIO HIGHLIGHTS

Ivy High Income Opportunities Fund	ALL DATA IS AS OF SEPTEMBER 30, 2015 (UNAUDITED)

Total Return(1)	Share Price	NAV
1-year period ended 9-30-15	-15.11%	-8.76%
Commencement of operations (5-29-13) through 9-30-15	-7.88%	1.66%

Share Price/NAV Performance
Commencement of operations (5-29-13) through 9-30-15

Share Price/NAV
Share Price	$12.97
NAV	$15.60
Discount to NAV(3)	(16.86)%
Share Price Yield(4)	11.57%
Structural Leverage Ratio(5)	32.52%
Effective Leverage Ratio(6)	32.51%

Asset Allocation (%‘s based on total investments)

Bonds	98.7%
Corporate Debt Securities	79.9%
Loans	18.8%
Borrowings(2)	-33.5%
Cash Equivalents+	1.3%

Quality Weightings (%‘s based on total investments)

Non-Investment Grade	98.7%
BB	25.1%
B	49.6%
CCC	21.5%
Non-rated	2.5%
Borrowings(2)	-33.5%
Cash Equivalents+	1.3%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+	Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(1)	Past performance is not necessarily indicative of future performance. Total return is calculated by determining the percentage change in NAV or share price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Performance at share price will differ from results at NAV. Returns at share price can be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends. An investment in the Fund involves risk, including the loss of principal. Total return, share price, share price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the total number of shares outstanding. Holdings are subject to change daily.

(2)	The Fund has entered into a borrowing arrangement with Pershing LLC as a means of financial leverage. See Note 7 in the Notes to Financial Statements for additional information.

(3)	The premium/discount is calculated as (most recent share price/most recent NAV) -1.

(4)	Share price yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the share price per share at September 30, 2015.

(5)	Structural leverage consists of borrowings outstanding as a percentage of managed assets. Managed assets are the Fund’s total assets, including the assets attributable to the proceeds from any borrowings, minus liabilities other than the aggregate indebtedness entered into for the purpose of leverage.

(6)	The Fund’s effective leverage ratio includes both structural leverage and the leveraging effects of certain derivative instruments in the Fund’s portfolio (referred to as “portfolio leverage”), expressed as a percentage of managed assets. Portfolio leverage from the Fund’s use of forward foreign currency contracts is included in the Fund’s effective leverage values.

2015	ANNUAL REPORT	5

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	SEPTEMBER 30, 2015

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary

Advertising – 0.9%
Acosta, Inc.,
7.750%, 10–1–22 (A)	$400	$376
Lamar Media Corp.,
5.375%, 1–15–24 (B)	977	987
Outfront Media Capital LLC and Outfront Media Capital Corp.:
5.250%, 2–15–22	481	480
5.625%, 2–15–24	350	355
5.625%, 2–15–24 (A)	37	37

		2,235

Apparel Retail – 2.3%
Bon-Ton Stores, Inc. (The),
8.000%, 6–15–21	2,629	1,551
Chinos Intermediate Holdings A, Inc.,
7.750%, 5–1–19 (A)(C)	276	105
Gymboree Corp. (The),
9.125%, 12–1–18	413	128
Hot Topic, Inc.,
9.250%, 6–15–21 (A)(B)	2,509	2,409
HT Intermediate Holdings Corp.,
12.000%, 5–15–19 (A)(C)	766	720
Nine West Holdings, Inc.,
8.250%, 3–15–19 (A)	2,110	960

		5,873

Auto Parts & Equipment – 0.3%
Schaeffler Finance B.V.,
4.250%, 5–15–21 (A)(B)	686	659

Automotive Retail – 0.6%
Group 1 Automotive, Inc.,
5.000%, 6–1–22	595	586
Sonic Automotive, Inc.,
5.000%, 5–15–23 (B)	919	880

		1,466

Broadcasting – 5.6%
Clear Channel Communications, Inc.,
10.000%, 1–15–18	2,330	1,235
Clear Channel Worldwide Holdings, Inc., Series A,
7.625%, 3–15–20 (B)	119	118
Clear Channel Worldwide Holdings, Inc., Series B,
7.625%, 3–15–20 (B)	10,000	10,025
Cumulus Media, Inc.,
7.750%, 5–1–19 (B)	4,500	3,229

		14,607

Cable & Satellite – 18.0%
Altice Financing S.A.,
6.625%, 2–15–23 (A)	367	352

CORPORATE DEBT SECURITIES (Continued)	Principal		Value

Cable & Satellite – (Continued)
Altice S.A.:
7.250%, 5–15–22 (A)(D)	EUR	152	$160
7.750%, 5–15–22 (A)(B)		$13,835	12,590
6.250%, 2–15–25 (A)(D)	EUR	184	180
7.625%, 2–15–25 (A)(B)		$11,190	9,805
Cablevision Systems Corp.,
5.875%, 9–15–22		578	438
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.250%, 3–15–21 (B)		206	203
5.250%, 9–30–22 (B)		276	259
5.125%, 2–15–23 (B)		276	255
5.750%, 9–1–23 (B)		69	66
5.750%, 1–15–24 (B)		276	264
Columbus International, Inc.,
7.375%, 3–30–21 (A)		268	277
DISH DBS Corp.:
6.750%, 6–1–21 (B)		7,500	7,163
5.875%, 7–15–22 (B)		2,000	1,765
5.000%, 3–15–23		250	209
Neptune Finco Corp.:
10.125%, 1–15–23 (A)		394	397
6.625%, 10–15–25 (A)		394	396
10.875%, 10–15–25 (A)		394	398
Sirius XM Radio, Inc.:
5.875%, 10–1–20 (A)(B)		528	537
5.750%, 8–1–21 (A)(B)		2,513	2,515
4.625%, 5–15–23 (A)(B)		4,586	4,288
VTR Finance B.V.,
6.875%, 1–15–24 (A)(B)		3,584	3,252
Wave Holdco LLC and Wave Holdco Corp.,
8.250%, 7–15–19 (A)(C)		437	426
WaveDivision Escrow LLC and WaveDivision Escrow Corp.,
8.125%, 9–1–20 (A)		313	305

			46,500

Casinos & Gaming – 3.3%
Gateway Casinos & Entertainment Ltd.,
8.500%, 11–26–20 (A)(D)	CAD	1,243	941
MCE Finance Ltd.,
5.000%, 2–15–21 (A)(B)		337	296

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Casinos & Gaming – (Continued)
Scientific Games Corp.,
8.125%, 9–15–18	$206	$192
Studio City Finance Ltd.,
8.500%, 12–1–20 (A)(B)	4,614	4,291
Wynn Macau Ltd.,
5.250%, 10–15–21 (A)(B)	3,331	2,892

		8,612

Distributors – 1.0%
Pinnacle Operating Corp.,
9.000%, 11–15–20 (A)	2,618	2,540

Hotels, Resorts & Cruise Lines – 0.4%
Interval Acquisition Corp.,
5.625%, 4–15–23 (A)	1,045	1,029

Movies & Entertainment – 2.1%
AMC Entertainment, Inc.:
5.875%, 2–15–22 (B)	214	215
5.750%, 6–15–25	1,206	1,173
Cinemark USA, Inc.:
5.125%, 12–15–22 (B)	533	522
4.875%, 6–1–23 (B)	1,651	1,581
WMG Acquisition Corp.:
5.625%, 4–15–22 (A)(B)	161	156
6.750%, 4–15–22 (A)	1,972	1,859

		5,506

Restaurants – 0.2%
Carrols Restaurant Group, Inc.,
8.000%, 5–1–22	467	492

Specialized Consumer Services – 3.6%
B-Corp Merger Sub, Inc.,
8.250%, 6–1–19 (B)	4,500	3,420
Carlson Travel Holdings,
7.500%, 8–15–19 (A)(C)	800	802
Carlson Wagonlit B.V.,
6.875%, 6–15–19 (A)(B)	107	110
Lansing Trade Group,
9.250%, 2–15–19 (A)(B)	1,170	1,126
Nielsen Finance,
5.500%, 10–1–21 (A)(B)	1,396	1,389
Nielsen Finance LLC and Nielsen Finance Co.,
5.000%, 4–15–22 (A)(B)	2,677	2,590

		9,437

Specialty Stores – 0.9%
Jo-Ann Stores Holdings, Inc.,
9.750%, 10–15–19 (A)(C)	2,806	2,245

6	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	SEPTEMBER 30, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Specialty Stores – (Continued)
Jo-Ann Stores, Inc.,
8.125%, 3–15–19 (A)	$81	$75

		2,320

Total Consumer Discretionary – 39.2%		101,276
Consumer Staples

Food Distributors – 0.4%
Simmons Foods, Inc.,
7.875%, 10–1–21 (A)	1,000	924

Packaged Foods & Meats – 1.9%
JBS USA LLC and JBS USA Finance, Inc.:
5.875%, 7–15–24 (A)(B)	2,496	2,340
5.750%, 6–15–25 (A)	758	694
Post Holdings, Inc.:
7.375%, 2–15–22 (B)	515	524
7.750%, 3–15–24 (A)	856	877
8.000%, 7–15–25 (A)	545	561

		4,996

Tobacco – 0.7%
Prestige Brands, Inc.,
5.375%, 12–15–21 (A)	1,820	1,774

Total Consumer Staples – 3.0%		7,694
Energy

Coal & Consumable Fuels – 0.7%
Foresight Energy LLC and Foresight Energy Finance Corp.,
7.875%, 8–15–21 (A)	2,427	1,893

Oil & Gas Drilling – 0.2%
KCA DEUTAG UK Finance plc,
7.250%, 5–15–21 (A)(B)	617	441

Oil & Gas Equipment & Services – 0.8%
Key Energy Services, Inc.,
6.750%, 3–1–21	5,410	1,867
Seventy Seven Energy, Inc.,
6.500%, 7–15–22 (B)	360	140

		2,007

Oil & Gas Exploration & Production – 5.7%
Bellatrix Exploration Ltd.,
8.500%, 5–15–20 (A)	1,127	879
California Resources Corp.,
6.000%, 11–15–24 (B)	9,796	5,878
Chesapeake Energy Corp.:
6.500%, 8–15–17	827	744
7.250%, 12–15–18	79	65
3.539%, 4–15–19 (B)(E)	338	240
4.875%, 4–15–22 (B)	614	401

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Oil & Gas Exploration & Production – (Continued)
Clayton Williams Energy, Inc.,
7.750%, 4–1–19	$628	$531
Crownrock L.P.,
7.750%, 2–15–23 (A)	369	362
Endeavor Energy Resources L.P.:
7.000%, 8–15–21 (A)	890	823
8.125%, 9–15–23 (A)	378	363
Gulfport Energy Corp.,
6.625%, 5–1–23 (A)	112	103
Kodiak Oil & Gas Corp.,
8.125%, 12–1–19	1,486	1,438
Laredo Petroleum, Inc.,
7.375%, 5–1–22	984	952
Midstates Petroleum Co., Inc. and Midstates Petroleum Co. LLC,
10.000%, 6–1–20 (A)	940	681
Parsley Energy LLC and Parsely Finance Corp.,
7.500%, 2–15–22 (A)	437	424
Rice Energy, Inc.:
6.250%, 5–1–22	314	280
7.250%, 5–1–23 (A)	411	385
Whiting Petroleum Corp.,
5.750%, 3–15–21	293	254

		14,803

Oil & Gas Refining & Marketing – 1.0%
Offshore Drilling Holding S.A.,
8.375%, 9–20–20 (A)(E)	2,303	1,566
Offshore Group Investment Ltd.,
7.500%, 11–1–19 (B)	1,127	366
Seven Generations Energy Ltd.,
6.750%, 5–1–23 (A)	768	661

		2,593

Total Energy – 8.4%		21,737
Financials

Consumer Finance – 2.6%
Creditcorp,
12.000%, 7–15–18(A)(B)	5,248	4,048
Quicken Loans, Inc.,
5.750%, 5–1–25 (A)	1,688	1,599
Speedy Cash Intermediate Holdings Corp.,
10.750%, 5–15–18 (A)	1,384	1,093

		6,740

Diversified Capital Markets – 0.9%
Patriot Merger Corp.,
9.000%, 7–15–21 (A)	2,477	2,390

Other Diversified Financial Services – 3.3%
AAF Holdings LLC and AAF Finance Co.,
12.000%, 7–1–19 (A)(C)	954	940

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Other Diversified Financial Services – (Continued)
Abengoa Finance SAU,
7.750%, 2–1–20 (A)(B)	$2,813	$1,143
Balboa Merger Sub, Inc.,
11.375%, 12–1–21 (A)	237	236
Greektown Holdings LLC and Greektown Mothership Corp.,
8.875%, 3–15–19 (A)(B)	1,625	1,666
New Cotai LLC and New Cotai Capital Corp.,
10.625%, 5–1–19 (A)(B)(C)	5,453	4,444

		8,429

Property & Casualty Insurance – 0.6%
Hub International Ltd.,
7.875%, 10–1–21 (A)	1,500	1,433

Real Estate Development – 0.4%
Hub Holdings LLC and Hub Holdings Finance, Inc.,
8.125%, 7–15–19 (A)(C)	970	936

Specialized Finance – 3.5%
Consolidated Communications Finance II Co.,
6.500%, 10–1–22 (A)	812	727
Flexi-Van Leasing, Inc.,
7.875%, 8–15–18 (A)(B)	5,208	5,273
TMX Finance LLC and TitleMax Finance Corp.,
8.500%, 9–15–18 (A)(B)	3,985	3,138

		9,138

Specialized REITs – 1.0%
Aircastle Ltd.:
5.125%, 3–15–21	1,719	1,724
5.500%, 2–15–22	803	811

		2,535

Thrifts & Mortgage Finance – 2.7%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.750%, 6–15–21 (A)(B)	7,500	7,106

Total Financials – 15.0%		38,707
Health Care

Biotechnology – 0.2%
Concordia Healthcare Corp.,
7.000%, 4–15–23 (A)	709	619

Health Care Equipment – 0.3%
Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC,
5.750%, 8–1–22 (A)(B)	722	697

2015	ANNUAL REPORT	7

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	SEPTEMBER 30, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Health Care Facilities – 3.7%
AmSurg Escrow Corp.,
5.625%, 7–15–22	$643	$642
Capsugel S.A.,
7.000%, 5–15–19 (A)(C)	991	989
ConvaTec Finance International S.A.,
8.250%, 1–15–19 (A)(C)	1,036	1,018
DaVita HealthCare Partners, Inc.,
5.000%, 5–1–25	751	721
FWCT-2 Escrow Corp.,
6.875%, 2–1–22 (B)	1,229	1,255
Tenet Healthcare Corp.,
8.125%, 4–1–22 (B)	4,337	4,610
THC Escrow Corp. II,
6.750%, 6–15–23	264	261

		9,496

Health Care Services – 2.0%
MedImpact Holdings, Inc.,
10.500%, 2–1–18 (A)(B)	5,000	5,268

Health Care Supplies – 2.5%
Ortho-Clinical Diagnostics,
6.625%, 5–15–22 (A)	1,922	1,653
Universal Hospital Services, Inc.,
7.625%, 8–15–20 (B)	5,000	4,687

		6,340

Pharmaceuticals – 1.0%
Jaguar Holding Co. II and Pharmaceutical Product Development LLC,
6.375%, 8–1–23 (A)	1,061	1,032
JLL/Delta Dutch Pledgeco B.V.,
8.750%, 5–1–20 (A)(C)	125	126
VRX Escrow Corp.:
5.375%, 3–15–20 (A)	736	715
5.875%, 5–15–23 (A)	736	705

		2,578

Total Health Care – 9.7%		24,998
Industrials

Aerospace & Defense – 2.0%
Silver II Borrower SCA and Silver II U.S. Holdings,
7.750%, 12–15–20 (A)(B)	6,000	5,205

Air Freight & Logistics – 0.4%
TRAC Intermodal LLC and TRAC Intermodal Corp.,
11.000%, 8–15–19 (B)	495	537
XPO Logistics, Inc.,
6.500%, 6–15–22 (A)	566	479

		1,016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Building Products – 0.7%
Ply Gem Industries, Inc.,
6.500%, 2–1–22	$1,923	$1,832

Diversified Support Services – 3.6%
Algeco Scotsman Global Finance plc,
8.500%, 10–15–18 (A)(B)	10,575	9,255

Environmental & Facilities Services – 0.6%
GFL Environmental, Inc.,
7.875%, 4–1–20 (A)	1,568	1,605

Railroads – 0.8%
Florida East Coast Holdings Corp. and Florida East Coast Industries LLC:
6.750%, 5–1–19 (A)	1,462	1,433
9.750%, 5–1–20 (A)	607	546

		1,979

Total Industrials – 8.1%		20,892
Information Technology

Application Software – 1.7%
Ensemble S Merger Sub, Inc.,
9.000%, 9–30–23 (A)	484	468
Infor (U.S.), Inc.,
5.750%, 8–15–20 (A)	388	386
Kronos Acquisition Holdings, Inc.,
9.000%, 8–15–23 (A)(B)	4,000	3,580

		4,434

Data Processing & Outsourced Services – 2.3%
Alliance Data Systems Corp.,
5.375%, 8–1–22 (A)(B)	1,853	1,807
Italics Merger Sub, Inc.,
7.125%, 7–15–23 (A)(B)	4,225	4,035

		5,842

Electronic Manufacturing Services – 0.5%
KEMET Corp.,
10.500%, 5–1–18	1,440	1,329

IT Consulting & Other Services – 0.9%
NCR Escrow Corp.:
5.875%, 12–15–21 (B)	1,154	1,131
6.375%, 12–15–23 (B)	1,233	1,208

		2,339

Semiconductors – 1.3%
Micron Technology, Inc.:
5.875%, 2–15–22 (B)	1,798	1,773
5.500%, 2–1–25 (B)	1,577	1,443

		3,216

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Technology Distributors – 0.0%
Sophia L.P. and Sophia Finance, Inc.,
9.625%, 12–1–18 (A)(C)	$107	$109

Total Information Technology – 6.7%		17,269
Materials

Aluminum – 1.4%
Constellium N.V.:
8.000%, 1–15–23 (A)	1,892	1,674
5.750%, 5–15–24 (A)(B)	260	198
Wise Metals Intermediate Holdings,
9.750%, 6–15–19 (A)(C)	1,774	1,707

		3,579

Construction Materials – 1.1%
Hillman Group, Inc. (The),
6.375%, 7–15–22 (A)	3,060	2,815

Diversified Metals & Mining – 3.8%
Artsonig Pty Ltd.,
11.500%, 4–1–19 (A)(C)	2,169	87
Crystal Merger Sub, Inc.,
7.625%, 10–15–21 (A)(B)	391	363
FMG Resources Pty Ltd.:
8.250%, 11–1–19 (A)	3,959	3,177
9.750%, 3–1–22 (A)	187	174
6.875%, 4–1–22 (A)(B)	7,615	4,912
Lundin Mining Corp.:
7.500%, 11–1–20 (A)(B)	715	692
7.875%, 11–1–22 (A)	584	561

		9,966

Metal & Glass Containers – 0.6%
Ardagh Finance Holdings,
8.625%, 6–15–19 (A)(C)	1,505	1,539

Precious Metals & Minerals – 1.0%
Prince Mineral Holding Corp.,
11.500%, 12–15–19 (A)(B)(E)	3,000	2,520

Total Materials – 7.9%		20,419
Telecommunication Services

Alternative Carriers – 1.6%
Level 3 Communications, Inc.,
5.750%, 12–1–22	2,694	2,644
Level 3 Escrow II, Inc.,
5.375%, 8–15–22	1,709	1,662

		4,306

Integrated Telecommunication Services – 13.5%
BCP (Singapore) VI Cayman Financing Co. Ltd.,
8.000%, 4–15–21 (A)(B)	403	378

8	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	SEPTEMBER 30, 2015

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Integrated Telecommunication Services – (Continued)
CenturyLink, Inc.:
5.625%, 4–1–20 (B)	$349	$323
5.800%, 3–15–22 (B)	13,000	11,196
Frontier Communications Corp.:
8.875%, 9–15–20 (A)	1,341	1,314
6.250%, 9–15–21 (B)	10,811	9,000
10.500%, 9–15–22 (A)	790	768
7.125%, 1–15–23 (B)	195	160
6.875%, 1–15–25 (B)	562	455
11.000%, 9–15–25 (A)	888	859
GCI, Inc.,
6.875%, 4–15–25	1,497	1,505
Sprint Corp.:
7.250%, 9–15–21 (B)	9,758	7,989
7.875%, 9–15–23 (B)	1,094	886

		34,833

Wireless Telecommunication Service – 1.4%
Sable International Finance Ltd.,
6.875%, 8–1–22 (A)	1,619	1,631
T-Mobile USA, Inc.:
6.464%, 4–28–19 (B)	728	741
6.633%, 4–28–21 (B)	1,120	1,123
6.731%, 4–28–22 (B)	158	157

		3,652

Total Telecommunication Services – 16.5%		42,791
Utilities

Renewable Electricity – 0.5%
Abengoa Yield plc,
7.000%, 11–15–19 (A)	1,511	1,322

Total Utilities – 0.5%		1,322

TOTAL CORPORATE DEBT SECURITIES – 115.0%		$297,105
(Cost: $336,723)

LOANS (E)
Consumer Discretionary

Advertising – 0.3%
Advantage Sales & Marketing, Inc.,
7.500%, 7–25–22	955	912

Apparel Retail – 4.6%
Hoffmaster Group, Inc.,
10.000%, 5–9–21	1,222	1,198
Talbots, Inc. (The):
5.500%, 3–19–20	1,223	1,200
9.500%, 3–19–21	950	929
True Religion Apparel, Inc.:
5.875%, 7–30–19	14,475	8,661

		11,988

LOANS (E) (Continued)	Principal	Value

Auto Parts & Equipment – 2.3%
Direct ChassisLink, Inc.,
8.250%, 11–7–19	$6,068	$5,831

Casinos & Gaming – 0.2%
Gateway Casinos & Entertainment Ltd.:
5.250%, 11–26–19 (D)	CAD728	542
5.950%, 11–26–19 (D)	2	1

		543

General Merchandise Stores – 2.1%
BJ’s Wholesale Club, Inc.,
8.500%, 3–31–20	$1,275	1,259
Orchard Acquisition Co. LLC,
7.000%, 2–8–19	4,641	4,208

		5,467

Movies & Entertainment – 0.2%
Formula One Holdings Ltd. and Delta Two S.a.r.l.,
7.750%, 7–29–22	500	480

Specialized Consumer Services – 0.2%
Wand Intermediate I L.P.,
8.250%, 9–17–22	487	473

Total Consumer Discretionary – 9.9%		25,694
Consumer Staples

Hypermarkets & Super Centers – 0.4%
GOBP Holdings, Inc.,
9.250%, 10–21–22	979	969

Packaged Foods & Meats – 0.3%
Shearer’s Foods LLC,
7.750%, 6–30–22	748	731

Total Consumer Staples – 0.7%		1,700
Energy

Coal & Consumable Fuels – 0.3%
Westmoreland Coal Co.,
7.500%, 12–16–20	1,003	875

Oil & Gas Drilling – 0.4%
KCA Deutag Alpha Ltd.,
6.250%, 5–16–20	1,368	1,087

Oil & Gas Equipment & Services – 0.2%
Regent Purchaser Investment, Inc.,
6.000%, 8–14–21	1,133	442

Oil & Gas Exploration & Production – 0.7%
Callon Petroleum Co.,
8.500%, 10–8–21	1,850	1,781

Oil & Gas Refining & Marketing – 0.2%
Fieldwood Energy LLC,
8.375%, 9–30–20	1,631	448

LOANS (E) (Continued)	Principal	Value

Oil & Gas Storage & Transportation – 1.3%
Bowie Resources Holdings LLC:
6.750%, 8–12–20	$2,288	$2,109
11.750%, 2–16–21	1,224	1,126

		3,235

Total Energy – 3.1%		7,868
Financials

Consumer Finance – 0.3%
TransFirst, Inc.,
9.000%, 11–12–22	692	681

Other Diversified Financial Services – 0.5%
WP Mustang Holdings LLC,
8.500%, 5–29–22	1,500	1,432

Total Financials – 0.8%		2,113
Health Care

Health Care Facilities – 0.2%
Surgery Center Holdings, Inc.,
8.500%, 11–3–21	553	557

Life Sciences Tools & Services – 0.6%
Atrium Innovations, Inc.,
7.750%, 8–10–21	1,740	1,526

Total Health Care – 0.8%		2,083
Industrials

Building Products – 1.7%
C.H.I. Overhead Doors, Inc.,
8.750%, 7–31–23	956	942
GYP Holdings III Corp.,
7.750%, 4–1–22	2,012	1,968
Hampton Rubber Co. & SEI Holding Corp.,
9.000%, 3–27–22	1,719	1,358

		4,268

Construction & Engineering – 0.3%
Tensar International Corp.:
5.750%, 7–10–21	443	410
9.500%, 7–10–22	604	489

		899

Industrial Machinery – 1.0%
Accudyne Industries LLC,
4.000%, 12–13–19	89	81
Dynacast International LLC,
9.500%, 1–30–23	2,563	2,552

		2,633

Research & Consulting Services – 1.5%
Larchmont Resources LLC,
8.250%, 8–7–19	4,611	3,873

Total Industrials – 4.5%		11,673

2015	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	SEPTEMBER 30, 2015

LOANS (E) (Continued)	Principal	Value
Information Technology

Application Software – 2.1%
Misys plc and Magic Newco LLC,
12.000%, 6–12–19	$3,500	$3,797
TIBCO Software, Inc.,
6.500%, 12–4–20	1,739	1,722

		5,519

Data Processing & Outsourced Services – 0.5%
Sedgwick Claims Management Services, Inc.,
6.750%, 2–28–22	1,412	1,324

IT Consulting & Other Services – 1.4%
Active Network, Inc. (The):
5.500%, 11–15–20	1,300	1,286
9.500%, 11–15–21	1,147	1,081

IT Consulting & Other Services – (Continued)
Triple Point Group Holdings, Inc.,
5.250%, 7–13–20	1,531	1,195

		3,562

Total Information Technology – 4.0%		10,405

LOANS (E) (Continued)	Principal	Value
Materials

Construction Materials – 0.1%
Quickrete Holdings, Inc.,
7.000%, 3–30–21	$261	$261

Diversified Metals & Mining – 0.2%
EP Minerals LLC,
8.500%, 8–20–21	545	542

Metal & Glass Containers – 0.2%
Consolidated Container Co. LLC,
7.750%, 1–3–20	451	379

Paper Packaging – 1.6%
FPC Holdings, Inc.,
9.250%, 5–27–20	2,500	2,400
KIK Custom Products, Inc.,
6.000%, 8–27–22	783	765
Ranpak (Rack Merger),
8.250%, 10–1–22	873	866

		4,031

Specialty Chemicals – 1.1%
Chemstralia Ltd.,
7.250%, 2–26–22	2,298	2,287

LOANS (E) (Continued)	Principal	Value
Chromaflo Technologies Corp.,
8.250%, 6–2–20	$706	$668

		2,955

Total Materials – 3.2%		8,168

TOTAL LOANS – 27.0%		$69,704
(Cost: $80,232)

SHORT-TERM SECURITIES
Master Note – 1.9%
Toyota Motor Credit Corp.,
0.200%, 10–7–15 (F)	4,938	4,938

TOTAL SHORT-TERM SECURITIES – 1.9%		$4,938
(Cost: $4,938)

TOTAL INVESTMENT SECURITIES – 143.9%		$371,747
(Cost: $421,893)

BORROWINGS (G) – (48.2)%		(124,500)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 4.3%		11,126

NET ASSETS – 100.0%		$258,373

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015 the total value of these securities amounted to $183,829 or 71.1% of net assets.

(B)	All or a portion of securities with an aggregate value of $133,767 have been pledged as collateral on open borrowings.

(C)	Payment-in-kind bonds.

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar and EUR - Euro).

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2015.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2015. Date shown represents the date that the variable rate resets.

(G)	Borrowings Payable as a percentage of Total Investments is 33.5%.

10	ANNUAL REPORT	2015

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	SEPTEMBER 30, 2015

The following forward foreign currency contracts were outstanding at September 30, 2015:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	708	U.S. Dollar	1,081	10–15–15	Morgan Stanley International	$9	$—
Canadian Dollar	1,979	U.S. Dollar	1,505	10–15–15	Morgan Stanley International	22	—
Euro	326	U.S. Dollar	362	10–15–15	Morgan Stanley International	—	1

						$31	$1

The following total return swap agreements were outstanding at September 30, 2015:

Counterparty	Underlying Security	Termination Date	Notional Amount(1)	Financing Fee(2)(3)	Unrealized Depreciation
JPMorgan Chase Bank N.A.	iBoxx $ Liquid High Yield Index	12/20/2015	$2,165	3M LIBOR	$(15)
Morgan Stanley & Co., Inc.	iBoxx $ Liquid High Yield Index	12/20/2015	$503	3M LIBOR	$(3)

					$(18)

(1)	Notional amount changes by the percentage change of the price of the index applied to the notional amount.

(2)	The Fund pays the financing fee multiplied by the notional amount each month.

(3)	At the termination date, a net cash flow is exchanged where the market-linked total return is equivalent to the return of the underlying index less a financing rate, if any. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2015. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Corporate Debt Securities	$—	$297,105	$—
Loans	—	60,660	9,044
Short-Term Securities	—	4,938	—
Total	$—	$362,703	$9,044
Forward Foreign Currency Contracts	$—	$31	$—

Liabilities
Forward Foreign Currency Contracts	$—	$1	$—
Payable for Borrowing	$—	$124,500	$—
Total Return Swaps	$—	$18	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Debt Securities	Loans

Beginning Balance 10-1-14	$286	$45,648
Net realized gain (loss)	—	(2,072)
Net change in unrealized appreciation (depreciation)	—	1,421
Purchases	—	3,895
Sales	—	(21,371)
Amortization/Accretion of premium/discount	—	130
Transfers into Level 3 during the period	—	4,751
Transfers out of Level 3 during the period	(286)	(23,358)
Ending Balance 9-30-15	$—	$9,044
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-15	$—	$(942)

2015	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS

Ivy High Income Opportunities Fund (in thousands)	SEPTEMBER 30, 2015

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the values as of the beginning of the reporting period. During the year ended September 30, 2015, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–15	Valuation Technique(s)	Unobservable Input(s)
Assets
Loans	$9,044	Third-party valuation service	Broker quotes

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

12	ANNUAL REPORT	2015

STATEMENT OF ASSETS AND LIABILITIES

Ivy High Income Opportunities Fund	AS OF SEPTEMBER 30, 2015

(In thousands, except per share amounts)
ASSETS
Investments in unaffiliated securities at value+	$371,747
Investments at Value	371,747
Cash	806
Cash denominated in foreign currencies at value+	2
Investment securities sold receivable	4,418
Interest receivable	7,269
Unrealized appreciation on forward foreign currency contracts	31
Total Assets	384,273

LIABILITIES
Investment securities purchased payable	1,300
Independent Trustees and Chief Compliance Officer fees payable	3
Shareholder servicing payable	2
Investment management fee payable	11
Accounting services fees payable	11
Unrealized depreciation on forward foreign currency contracts	1
Unrealized depreciation on swap agreements	18
Payable for borrowing	124,500
Interest payable for borrowing	36
Other liabilities	18
Total Liabilities	125,900
Total Net Assets	$258,373

NET ASSETS
Capital paid in	$315,769
Undistributed net investment income	814
Accumulated net realized loss	(8,075)
Net unrealized depreciation	(50,135)
Total Net Assets	$258,373
SHARES OUTSTANDING	16,567
NET ASSET VALUE PER SHARE	$15.60

+COST
Investments in unaffiliated securities at cost	$421,893
Cash denominated in foreign currencies at cost	$2

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	13

STATEMENT OF OPERATIONS

Ivy High Income Opportunities Fund	FOR THE YEAR ENDED SEPTEMBER 30, 2015

(In thousands)
INVESTMENT INCOME
Interest and amortization from unaffiliated securities	$32,624
Total Investment Income	32,624

EXPENSES
Investment management fee	4,294
Interest expense for borrowing	1,259
Shareholder servicing fees	31
Custodian fees	9
Independent Trustees and Chief Compliance Officer fees	9
Accounting services fees	126
Professional fees	63
Other	51
Total Expenses	5,842
Net Investment Income	26,782

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(9,566)
Forward foreign currency contracts	1,500
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(47,898)
Swap agreements	(18)
Forward foreign currency contracts	(537)
Foreign currency exchange transactions	(47)
Net Realized and Unrealized Loss	(56,566)
Net Decrease in Net Assets Resulting from Operations	$(29,784)

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2015

STATEMENTS OF CHANGES IN NET ASSETS

Ivy High Income Opportunities Fund

(In thousands)	Year ended 9-30-15	Year ended 9-30-14
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$26,782	$27,625
Net realized gain (loss) on investments	(8,066)	4,743
Net change in unrealized depreciation	(48,500)	(2,749)
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,784)	29,619

Distributions to Shareholders From:
Net investment income	(27,484)	(29,291)
Net realized gains	(4,904)	(1,367)
Total Distributions to Shareholders	(32,388)	(30,658)
Capital Share Transactions	—	—
Net Decrease in Net Assets	(62,172)	(1,039)
Net Assets, Beginning of Period	320,545	321,584
Net Assets, End of Period	$258,373	$320,545
Undistributed net investment income	$814	$2,145

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	15

STATEMENT OF CASH FLOWS

Ivy High Income Opportunities Fund	FOR THE YEAR ENDED SEPTEMBER 30, 2015

(In thousands)
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(29,784)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term investment securities	(201,710)
Proceeds from sales of long-term investment securities	215,298
Proceeds from sales of short-term portfolio investment securities, net	912
Increase in interest receivable	(841)
Decrease in prepaid and other assets	5
Decrease in shareholder servicing fees payable	(8)
Decrease in investment management fee payable	(2)
Increase in interest payable for borrowing	33
Decrease in other liabilities	(38)
Net realized loss on investments in unaffiliated securities	9,566
Net change in unrealized depreciation on investments in unaffiliated securities	47,898
Net change in unrealized depreciation on swap agreements	18
Net change in unrealized depreciation on forward foreign currency contracts	537
Net accretion on investment securities	(17)
Net cash provided by operating activities	41,867
Cash flows used for financing activities:
Cash dividends paid	(32,388)
Payments for borrowing	(10,000)
Net cash used for financing activities	(42,388)
Net decrease in cash and foreign currency	(521)
Cash and foreign currency, at beginning of year	1,329
Cash and foreign currency, at end of year	$808
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,226

See Accompanying Notes to Financial Statements.

16	ANNUAL REPORT	2015

FINANCIAL HIGHLIGHTS Ivy High Income Opportunities Fund	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Year ended 9-30-2015	Year ended 9-30-2014	Period from 5-29-13 (commencement of operations) to 9-30-13
Net Asset Value, Beginning of Period	$19.35	$19.41	$19.10
Net Investment Income(1)	1.62	1.67	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(3.41)	0.12	0.15
Total from Investment Operations	(1.79)	1.79	0.60
Distributions From Net Investment Income	(1.66)	(1.77)	(0.25)
Distributions From Net Realized Gains	(0.30)	(0.08)	—
Total Distributions	(1.96)	(1.85)	(0.25)
Common Shares Offering Costs	—	—	(0.04)
Net Asset Value, End of Period	$15.60	$19.35	$19.41
Share Price, End of Period	$12.97	$17.29	$17.80
Total Return(2) — Net Asset Value	(8.76)%	10.52%	3.07%
Total Return(2) — Share Price(3)	(15.11)%	7.69%	(9.73)%
Net Assets, End of Period (in millions)	$258	$321	$322
Managed Assets, End of Period (in millions)	$383	$455	$476
Ratio of Expenses to Average Net Assets	1.98%	1.94%	1.82	%(4)
Ratio of Expenses to Average Net Assets Excluding Interest Expense	1.55%	1.55%	1.49	%(4)
Ratio of Net Investment Income to Average Net Assets	9.07%	8.35%	6.88	%(4)
Ratio of Expenses to Average Managed Assets	1.36%	1.36%	1.35	%(4)
Ratio of Expenses to Average Managed Assets Excluding Interest Expense	1.07%	1.08%	1.11	%(4)
Ratio of Net Investment Income to Average Managed Assets	6.24%	5.83%	5.12	%(4)
Portfolio Turnover Rate	47%	43%	44	%(5)

(1)	Based on average weekly shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns for periods less than one year are not annualized.
(3)	Total investment return at share price will differ from results at NAV. Returns at share price can be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.
(4)	Annualized.
(5)	Percentage indicated was calculated for the period ended September 30, 2013.

See Accompanying Notes to Financial Statements.

2015	ANNUAL REPORT	17

NOTES TO FINANCIAL STATEMENTS

Ivy High Income Opportunities Fund	SEPTEMBER 30, 2015

1.	ORGANIZATION

Ivy High Income Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on January 30, 2013, pursuant to an Agreement and Declaration of Trust, as amended and restated on March 28, 2013, governed by the laws of the State of Delaware. The Fund commenced operations on May 29, 2013. Prior to that date, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest to Ivy Investment Management Company (“IICO” or the “Adviser”), the Fund’s investment adviser. The Fund’s common shares are listed on the New York Stock Exchange (the “NYSE”) and trade under the ticker symbol “IVH.”

The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including secured and unsecured loan assignments, loan participations and other loan instruments (“Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined in the prospectus) in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Fund’s investment adviser to be of comparable quality.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees of the Fund (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends to shareholders are declared monthly. Distributions from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes. It is the policy of the Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The Fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Fund periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency

18	ANNUAL REPORT	2015

and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. While the Fund may not invest in issues (such as secured debt issues and/or corporate debt issues) that are in default at the time of purchase, issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries.

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Leverage Risk. The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s Net Asset Value (“NAV”), share price and distributions. Leverage risk can be introduced through structural leverage (borrowings) or portfolio leverage through the use of certain derivative instruments held in the Fund’s portfolio. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased net income per share, but there is no assurance that the Fund’s leveraging strategy will be successful.

Loans. The Fund may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rate (“LIBOR”) rates or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When the Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When the Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, the Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest.

Payment In-Kind Securities. The Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such

2015	ANNUAL REPORT	19

securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO considers advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Trust’s Deferred Fee Agreement entered into between the Fund and the Trustee(s). The Fund records the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Fund are shown on the Statement of Operations.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Basis of Preparation. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Statement of Cash Flows. U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of borrowing arrangements, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase/decrease in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s investments are reported at fair value. Fair value is defined as the price that the Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. The Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and other assets are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service authorized by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or assets are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

20	ANNUAL REPORT	2015

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When the Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by the Fund may differ from the value that will ultimately be realized at the time the securities were sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major classes of assets and liabilities measured at fair value on a recurring basis follows:

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE provided by an independent pricing service and are categorized as Level 2. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security and are categorized in Level 2 of the fair value hierarchy.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

2015	ANNUAL REPORT	21

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Payable for Borrowings. The Fund uses a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of the Fund as applicable. Consideration may also include an evaluation of collateral.

Restricted Securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2015, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Fund uses derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Fund’s financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to the Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Swap Agreements. The Fund may invest in swap agreements. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Payments received or made by the Fund are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund enters into total return swaps to hedge exposure to a security or market.

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The creditworthiness of the counterparty with which the Fund enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss the Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. The Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of September 30, 2015:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Unrealized appreciation on forward foreign currency contracts	$31	$—	$31	$(1)	$—	$—	$30

Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Unrealized depreciation on forward foreign currency contracts	$1	$—	$1	$(1)	$—	$—	$—
Unrealized depreciation on swap agreements	18	—	18	—	—	—	18
Total	$19	$—	$19	$(1)	$—	$—	$18

Additional	Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of year ended September 30, 2015:

	Assets		Liabilities
Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Foreign currency	Unrealized appreciation on forward foreign currency contracts	$31	Unrealized depreciation on forward foreign currency contracts	$1
Interest rate		—	Unrealized depreciation on swap agreements	18

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended September 30, 2015:

	Net realized gain (loss) on:
Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Foreign currency	$—	$—	$—	$—	$1,500	$1,500

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

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Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended September 30, 2015:

	Net change in unrealized appreciation (depreciation) on:
Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Foreign currency	$—	$—	$—	$—	$(537)	$(537)
Interest rate	—	(18)	—	—	—	(18)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended September 30, 2015, the average derivative volume was as follows:

Forward foreign currency contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
$86	$—	$—	$204	$—	$—

(1)	Average value outstanding during the period.
(2)	Average notional amount outstanding during the period.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as the Fund’s investment manager. The Fund has agreed to pay the Adviser a management fee at an annual rate 1.00% of the average daily value of the Fund’s “Managed Assets”. Managed Assets means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities other than the aggregate indebtedness entered into for purposes of leverage.

Accounting Services Fees. The Fund has an Accounting Services and Administrative Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, the Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average managed asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

The Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of managed assets with no fee charged for managed assets in excess of $1 billion. This fee is voluntarily waived by WISC until the Fund’s managed assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Other Fees. The Fund pays all costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with the Adviser), custodian, administrator, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

6.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2015, were as follows:

Purchases		Sales
U.S. Government	Other Issuers	U.S. Government	Other Issuers
$—	$191,729	$—	$216,489

7.	BORROWINGS

The Fund entered into a $160 million (“Facility Limit”) prime brokerage facility (“Borrowings”) with Bank of America, N.A. as a means of financial leverage. Interest was charged on the Borrowings at the British Bankers Association London Interbank Offered Rate (“BBA LIBOR”) plus 0.75% on the amount borrowed. The Fund also accrued a commitment fee of 0.25% on the daily undrawn portion of the Facility Limit. The commitment fee was calculated monthly in arrears and was due and payable monthly in arrears on each interest payment date and maturity date. No commitment fee was due on any interest payment date where the average daily undrawn portion of the Facility Limit during the month for which payment was otherwise due on such interest payment date was less than 20% of the Facility Limit. Effective December 11, 2014 this agreement was terminated. For the period from October 1, 2014 to December 11, 2014, the average daily balance outstanding and weighted interest rate on the Borrowings were $134,500,000 and 0.905%, respectively.

On December 12, 2014, the Fund entered into a $160 million prime brokerage facility with Pershing LLC. Interest is charged on the Borrowings at the one month LIBOR plus 0.75% on the amount borrowed. There are no other fees associated with this borrowing arrangement. For the period from

24	ANNUAL REPORT	2015

December 12, 2014 to September 30, 2015, the average daily balance outstanding and weighted interest rate on the Borrowings were $133,851,536 and 0.932%, respectively.

In order to maintain the Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by securities held by the Fund.

Borrowings outstanding are recognized as “Payable for borrowing” on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and undrawn balance are each recognized as a component of “Interest expense for borrowing” on the Statement of Operations.

8.	CAPITAL SHARE TRANSACTIONS

The Fund has authorized 18,750,000 of $0.001 par value common shares of beneficial interest. There were no transactions in shares of beneficial interest during the year ended September 30, 2015.

9.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At year ended September 30, 2015, the Fund had outstanding bridge loan commitments of $3,945. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations.

10.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2015 and the related unrealized appreciation (depreciation) were as follows:

Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Depreciation
$422,997	$1,134	$52,384	$(51,250)

For Federal income tax purposes, the Fund’s distributed and undistributed earnings and profit for the year ended September 30, 2015 and the post-October and late-year ordinary activity were as follows:

Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
$31,550	$799	$838	$—	$—	$6,296	$—

Internal Revenue Code regulations permit the Fund to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. The Fund is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

Accumulated capital losses represent net capital loss carryovers as of September 30, 2015 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2015, the capital loss carryovers were as follows:

Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
$—	$644

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses and foreign currency transactions. At September 30, 2015, the following reclassifications were made:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(630)	$630	$—

2015	ANNUAL REPORT	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNT FIRM

Ivy High Income Opportunities Fund

To the Shareholders and Board of Trustees of Ivy High Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ivy High Income Opportunities Fund (the “Fund”), as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ivy High Income Opportunities Fund as of September 30, 2015, the results of its operations and cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

November 20, 2015

26	ANNUAL REPORT	2015

INCOME TAX INFORMATION

Ivy High Income Opportunities Fund

The Fund hereby designates the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2015:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy High Income Opportunities Fund	$—	$—

The Fund hereby designates the following amounts as long-term capital gains:

Ivy High Income Opportunities Fund	$837,511

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from the Fund.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

SHAREHOLDER MEETING RESULTS

Ivy High Income Opportunities Fund

On July 30, 2015, the Annual Meeting of Shareholders (“Meeting”) for Ivy High Income Opportunities Fund (the “Fund”) was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202. The Meeting was held for the following purposes (and with the following results):

Proposal 1: To elect the Class I Trustee, Mr. Henry J. Herrmann, to hold office until the Fund’s 2017 Annual Meeting of Shareholders or until their respective successors are elected and duly qualified.

FUND NAME	FOR	AGAINST	ABSTAIN	TOTAL
Ivy High Income Opportunities Fund	14,851,017	772,089	0	15,623,106

Proposal 2: To elect the Class I Trustee, Mr. Michael G. Smith, to hold office until the Fund’s 2017 Annual Meeting of Shareholders or until their respective successors are elected and duly qualified.

FUND NAME	FOR	AGAINST	ABSTAIN	TOTAL
Ivy High Income Opportunities Fund	14,848,418	774,688	0	15,623,106

Proposal 3: To elect the Class I Trustee, Mr. Edward M. Tighe, to hold office until the Fund’s 2017 Annual Meeting of Shareholders or until their respective successors are elected and duly qualified.

FUND NAME	FOR	AGAINST	ABSTAIN	TOTAL
Ivy High Income Opportunities Fund	14,889,481	733,625	0	15,623,106

2015	ANNUAL REPORT	27

DIVIDEND REINVESTMENT PLAN

Ivy High Income Opportunities Fund

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your common shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “DRIP Agent”), in additional common shares under the DRIP. You may elect not to participate in the DRIP by contacting the DRIP Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, Inc. as dividend paying agent.

If you participate in the DRIP, the number of common shares you will receive will be determined as follows:

(1) If the market price of the common shares on the record date (or, if the record date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the common shares, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price of the common shares on the determination date.

(2) If 98% of the net asset value per share of the common shares exceeds the market price of the common shares on the determination date, the DRIP Agent will receive the dividend or distribution in cash and will buy common shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the common shares at the close of trading on the NYSE on the determination date before the DRIP Agent has completed the open market purchases or (ii) if the DRIP Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP Agent will cease purchasing common shares in the open market and the Fund shall issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then-current market price per share.

Common shares in your account will be held by the DRIP Agent in non-certificated form. Any proxy you receive will include all shares of common shares you have received under the DRIP.

You may withdraw from the DRIP (i.e., opt-out) by notifying the DRIP Agent in writing at P.O. Box 43078, Providence, Rhode Island 02940-3078. Such withdrawal will be effective immediately if notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the DRIP Agent’s investment of the most recently declared dividend or distribution on the common shares. The DRIP may be amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, the DRIP Agent will continue to hold whole shares for you in non-certificated form until otherwise notified by you, and will cause a cash adjustment for any fractional shares to be delivered to you after deducting brokerage commissions actually incurred. You may elect to notify the DRIP Agent in advance of such termination, or at any time following termination, to have the DRIP Agent sell part or all of your common shares on your behalf. You will be charged a service charge and the DRIP Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a per share processing fee, which includes any brokerage commissions incurred by the DRIP Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional common shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your common shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the DRIP.

The Fund reserves the right to amend or terminate the DRIP if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

Additional information about the DRIP and your account may be obtained from the DRIP Agent at P.O. Box 43078, Providence, Rhode Island 02940-3078 or by calling the DRIP Agent at (800)-426-5523.

28	ANNUAL REPORT	2015

BOARD OF TRUSTEES AND OFFICERS

Ivy High Income Opportunities Fund

The Fund is governed by the Board of Trustees (the Board). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Trustees. The Board elects the officers who are responsible for administering the Fund’s day-to-day operations. The Trustees of the Fund are also trustees of 36 portfolios within the Ivy Funds (the “Ivy Trust”), an open-end management investment company. The Waddell & Reed Fund Complex (the “Fund Complex”) is comprised of the Fund, the Ivy Trust and the “Advisors Fund Complex” (Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and Invested Portfolios). Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of the Waddell & Reed Advisors Fund Complex.

Joseph Harroz, Jr. serves as Independent Chair of each fund in the Fund Complex.

The Board is classified into three classes — Class I, Class II and Class III — as nearly equal in number as reasonably possible, with the trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Under the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and its Amended and Restated By-Laws (the “Bylaws”), a Trustee may serve as a Trustee until his or her term expires, or until he or she dies, resigns, declares bankruptcy, is adjudicated incompetent or lacks capacity to perform the duties of the office, or removal. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Funds website, www.ivyfunds.com.

Independent Trustees

The following table provides information regarding each Disinterested Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President, Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present).	89	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1985 to present); Member, Kansas Board of Regents (2007 to 2011); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member, Kansas Foundation for Medical Care (until 2011); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2008	Chief Executive Officer (CEO), CalPac Pizza LLC (2011 to present); CEO, CalPac Pizza II LLC (2012 to present); CEO, PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza, LLC (2013); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present).	37	Trustee, IVH.

2015	ANNUAL REPORT	29

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2008	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	89	Director and Investor, Valliance Bank (2004 to present); Director, Foundation Healthcare, (formerly Graymark HealthCare) (2008 to present); Trustee, The Mewbourne Family Support Organization (2003 to present) (non-profit); Director/Trustee, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Director, LSQ Manager, Inc. (2007 to present) (Real Estate); Trustee/Chairman, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH.
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2008	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	37	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, IVH.
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	2008	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present).	89	Trustee of Advisors Fund Complex (52 portfolios overseen); Trustee, IVH.
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2008	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	37	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, d-bx Target Date Funds (2007 to April, 2015); Director, CTMG, Inc. (clinical testing) (2008 to present); Trustee, IVH.
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	37	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to 2015); Trustee, IVH.

30	ANNUAL REPORT	2015

Interested Trustee

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, IICO, each Fund’s principal underwriter, IFDI, and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	2008 2008	Chairman, WDR (January 2010 to present); CEO, WDR (2005 to present); President, CEO and Chairman, IICO (2002 to present); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993 to present); President and Trustee of each of the funds in the Fund Complex.	89	Director, WDR, IICO, WRIMCO, WISC, W&R Capital Management Group, Inc. and Waddell & Reed, Inc.; Director, Blue Cross Blue Shield of Kansas City(2007 to present).

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2008 2008	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Assistant Secretary	2014 2014 2014	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2014 to present).
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present).

*	This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

2015	ANNUAL REPORT	31

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

Ivy High Income Opportunities Fund

At a meeting of the Board of Trustees (the “Board”) of Ivy High Income Opportunities Fund (the “Fund”) held on August 11th, 2015, the trustees, including all of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Management Agreement (the “Agreement”) between Ivy Investment Management Company (“IICO”) and the Fund.

The Board’s Independent Trustees were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel explained the factors that the Board should consider as part of its review of the Agreement, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO, profitability (including any fall-out benefits) from the relationship with the Fund, economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO in response to a 15(c) due diligence request list submitted by the Independent Trustees’ legal counsel prior to the meeting. Included in those responses, which had been provided to the Board prior to the meeting, was a profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July. The Board also received materials on performance and expenses. They further reviewed these materials extensively among themselves and with their independent legal counsel at an executive session of the Independent Trustees on August 10th and at the August 11th Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreement are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Fund by IICO, taking into account the large amount of materials produced by IICO in response to the 15(c) due diligence requests submitted on its behalf by independent legal counsel.

The Board likewise considered the knowledge it had received from its regular meetings and from the materials provided in connection with those meetings, such as IICO’s quarterly Fund reports to the Board, including information on the fixed-income market generally, the Fund’s portfolio composition, leverage, performance and share price discount as compared to similarly situated closed-end funds. The Board also noted that it had received information regarding the resources and key personnel of IICO, as well as the other services provided to the Fund by IICO (such as, managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Fund’s investment restrictions, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with the Fund’s policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO, noting the resources that IICO has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Fund was likely to benefit from the continued provision of those services.

Benefits from the Relationship with Fund

The Board next discussed whether IICO derives any other direct or indirect benefit from serving the Fund. The Board considered the benefits that accrue to each service provider organization from its respective relationship with the Fund, including the fact that a variety of services are provided by affiliates of IICO, including administrative and Fund accounting services. After full consideration of these and other factors, the Board concluded that none of IICO or any of its affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Agreement.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Fund and whether fee levels reflect those economies of scale for the benefit of the Fund’s shareholders. The Board concluded that the Fund’s asset size, closed end structure and fee arrangement did not warrant the restructuring of fee breakpoints for the Fund at the current time.

Performance of the Fund and Costs of Services Provided

The Board considered the performance of the Fund and the costs of the services provided. Specifically, the Board examined the investment performance and share price discount of the Fund, including in light of the high yield market during the past year. After extensively reviewing all of the performance information provided, the Board concluded that the Fund’s performance was acceptable, and the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

The Board also considered the expenses and expense ratio of the Fund in light of the services provided by IICO. The Board compared the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in similar asset classes. In that regard, the Board noted that IICO performs significant additional services for the Fund as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Fund, including the methodology used to calculate profitability. The Board finally considered the relatively fixed amount of assets in the Fund. After completing this examination, the Board concluded that the Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to the Fund.

The report noted that the Fund is a relatively new product to the market. The independent fee consultant reviewed the Fund’s fees and performance with the Board and found both to be reasonable. The independent fee consultant’s report also indicated that it believes that the level of profit earned by IICO from managing the Fund appears to be reasonable.

32	ANNUAL REPORT	2015

ANNUAL PRIVACY NOTICE

Ivy High Income Opportunities Fund

The following privacy notice is issued by Ivy High Income Opportunities Fund (the “Fund”) and Ivy Investment Management Company (“IICO”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IFDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Fund, IICO, IFDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

2015	ANNUAL REPORT	33

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34	ANNUAL REPORT	2015

PROXY VOTING INFORMATION

Ivy High Income Opportunities Fund

Proxy Voting Guidelines

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Funds’ website at www.ivyfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Ivy High Income Opportunities Fund

Portfolio holdings can be found on the Fund’s website at www.ivyfunds.com. Alternatively, a complete schedule of portfolio holdings of the Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Fund’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

Ivy High Income Opportunities Fund

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

CERTIFICATIONS

Ivy High Income Opportunities Fund

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Visit us online at www.ivyfunds.com

The Fund is managed by Ivy Investment Management Company.

2015	ANNUAL REPORT	35

ANN-IVH (9-15)

ITEM 2.  CODE OF ETHICS

(a)	As of September 30, 2015, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, James D. Gressett, and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2015	$35,000
2014	35,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2015	$0
2014	0

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2015	$4,200
2014	4,200

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2015	$117
2014	0

These fees are related to the review of internal control.

(e)(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$4,200 and $4,317 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $143,100 and $87,900 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Ivy High Income Opportunities Fund (the “Fund”) has delegated all proxy voting responsibilities to Ivy Investment Management Company, the Fund’s investment adviser (the “Adviser”). The Adviser has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and the Adviser’s corresponding positions.

Board of Directors Issues:

The Adviser generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

The Adviser generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

The Adviser generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. The Adviser will support such protection so long as it does not exceed reasonable standards.

The Adviser generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

The Adviser generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

The Adviser generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

The Adviser generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

The Adviser generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

The Adviser generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

The Adviser will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

The Adviser will generally vote against proposals relating to corporate political activity or contributions, or requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between the Adviser and the Fund:

The Adviser will use the following three-step process to address conflicts of interest: (1) the Adviser will attempt to identify any potential conflicts of interest; (2) the Adviser will then determine if the conflict as identified is material; and (3) the Adviser will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Fund and not the product of a material conflict.

(1)	Identifying Conflicts of Interest: The Adviser will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. The Adviser will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships – The Adviser will review any situation for a material conflict where the Adviser provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that the Adviser (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage the Adviser to vote in favor of management.

•

Personal Relationships – The Adviser will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships – The Adviser will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

The Adviser will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2)	“Material Conflicts”: The Adviser will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Adviser will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3)	Procedures to Address Material Conflicts: The Adviser will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, the Adviser will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, the Adviser may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and the Adviser chooses to use a predetermined voting policy, the Adviser will not be permitted to vary from the established voting policies established herein.

•

Seek Board of Trustees Guidance – If the Material Conflict does not fall within one of the situations referenced above, the Adviser may seek guidance from the Fund’s Board of Trustees (the “Board”) on matters involving a conflict. Under this method, the Adviser will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. The Adviser may use the Board guidance to vote proxies for its non-mutual fund clients.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)	Portfolio Manager

Chad A. Gunther is primarily responsible for the day-to-day management of Ivy High Income Opportunities Fund (the “Fund”) and has served in that position since July 2014. Mr. Gunther is Vice President of WRIMCO and IICO and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by WRIMCO and IICO since 2008. Mr. Gunther earned a BS in business administration with an emphasis in economics from the University of Kansas, and an MBA with an emphasis in finance from Washington University/St. Louis Olin Graduate School of Business.

(a)(2)	Other Accounts

The following table provides information relating to Chad A. Gunther as of October 31, 2014:

Chad A. Gunther*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed*	4	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)*	$13,174.1	$29.5	$15.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$15.3

*	Mr. Gunther assumed investment management responsibilities for Ivy High Income Opportunities Fund effective July 9, 2014.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. The Adviser seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to the Adviser’s Allocation Procedures.

The Adviser and the Fund have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)	Portfolio Manager Compensation (as of October 31, 2014)

The Adviser believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (“WDR”), the Adviser’s publicly traded parent company, that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent); and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by the Adviser.

The portfolio manager can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by the Adviser (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by the Adviser (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by the Adviser (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all of the Adviser’s employees.

(a)(4)	Securities Ownership of Portfolio Manager (as of October 31, 2014)

Manager	Dollar Range of Equity Securities Beneficially Owned in Fund

Chad A. Gunther	None

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
10-1-14 – 10-31-14	11,896	$17.67	11,896	2,182,912
11-1-14 – 11-30-14	12,322	$16.95	12,322	2,182,912
12-1-14 – 12-31-14	58,726	$15.89	58,726	2,182,912
1-1-15 – 1-31-15	12,276	$15.92	12,276	2,182,912
2-1-15 – 2-28-15	11,969	$16.24	11,969	2,182,912
3-1-15 – 3-31-15	11,784	$16.39	11,784	2,182,912
4-1-15 – 4-30-15	20,826	$16.54	20,826	2,182,912
5-1-15 – 5-31-15	11,579	$16.29	11,579	2,182,912
6-1-15 – 6-30-15	12,065	$15.36	12,065	2,182,912
7-1-15 – 7-31-15	12,784	$14.64	12,784	2,182,912
8-1-15 – 8-31-15	13,586	$13.92	13,586	2,182,912
9-1-15 – 9-30-15	13,952	$13.74	13,952	2,182,912
TOTAL	203,765

* The registrant’s repurchase program, for the repurchase of 2,182,912 shares, was authorized May 29, 2013. Any repurchases made by the registrant pursuant to the program were made through open-market transactions and not through the issuance of new shares.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY HIGH INCOME OPPORTUNITIES FUND

(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date:	December 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date:	December 10, 2015

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date:	December 10, 2015